UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2023

MidCap Financial Investment Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00646	52-2439556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57 th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
(212)
515-3450
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MFIC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 13, 2023, MidCap Financial Investment Corporation (the “Company”) and U.S. Bank Trust Company, National Association (“Trustee”) entered into a Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to the Indenture (the “Indenture”), dated as of October 9, 2012, between the Company and the Trustee. The Sixth Supplemental Indenture relates to
the Company’s issuance, offer and sale of $86,250,000 aggregate principal amount of its 8.00% Notes due 2028 (inclusive of $11,250,000 aggregate principal amount pursuant to the underwriters’ overallotment option to purchase additional Notes) (the “Notes”).
The Notes will mature on December 15, 2028. The Notes bear interest at a rate of 8.00% per year, commencing December 13, 2023. The Company will pay interest on the Notes on March 15, June 15, September 15 and December 15 of each year, beginning on March 15, 2024.
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after December 15, 2025, at a redemption price of $25 per Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.
The Company intends to use the net proceeds of the offering to repay certain outstanding indebtedness under its senior secured revolving credit facility, and any remaining net proceeds for general corporate purposes, which may include investing in portfolio companies in accordance with its investment objective.
The Notes are the Company’s direct unsecured obligations and rank pari passu
with all existing and future unsubordinated unsecured indebtedness issued by the Company.
The Indenture, as supplemented by the Sixth Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the U.S. Securities and Exchange Commission, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Sixth Supplemental Indenture.
The Company may maintain banking relationships in the ordinary course of business with the Trustee and its affiliates.
The foregoing descriptions of the Sixth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Sixth Supplemental Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosures set forth in Item 1.01 pertaining to the Notes are incorporated by reference into this Item 2.03.

Item 8.01	Other Events.
On December 6, 2023, the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Apollo Investment Management, L.P., Apollo Investment Administration, LLC and Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several Underwriters listed in Schedule II thereto, in connection with the issuance and sale of the Notes described in Item 1.01 above. The Company granted the underwriters an option to purchase up to an additional $11,250,000 aggregate principal amount of the Notes, solely to cover overallotments, if any, which may be exercised within 30 days from the date of the prospectus supplement.

The Notes were offered and sold pursuant to the Company’s effective shelf registration statement on Form
N-2
(File
No. 333-271227),
as supplemented by a preliminary prospectus supplement dated December 6, 2023 and a final prospectus supplement dated December 6, 2023. The transaction closed on December 13, 2023 with the Company issuing $80,000,000 aggregate principal amount of the Notes, which included the partial exercise by the underwriters of the overallotment option.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by
reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated December 6, 2023 by and among MidCap Financial Investment Corporation, Apollo Investment Management, L.P., Apollo Investment Administration, LLC and Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of October 9, 2012, among MidCap Financial Investment Corporation (f/k/a Apollo Investment Corporation) and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to MidCap Financial Investment Corporation Current Report on Form 8-K filed on October 9, 2012).

4.2	Sixth Supplemental Indenture dated as of December 13, 2023 among MidCap Financial Investment Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 8.00% Note due 2028 (included in Exhibit 4.2 hereto).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Miles & Stockbridge P.C.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

23.2	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAP FINANCIAL INVESTMENT CORPORATION

Date: December 13, 2023	By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer and Secretary